United Insurance Holdings Corp. NASDAQ: UIHC Investor Presentation March 2017 “Moving Forward”

2 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Executive Summary • Our strategy is intact • Execution of organic growth and geographic diversification has exceeded plans • Business outside Florida is growing and profitable • Over 60% of exposure and 85% of new business is outside Florida • All non-Florida regions were solidly profitable in 2016 • AOB exposure is confined, small, and shrinking • Miami/Dade and Broward counties represent only ~5% of the Company’s total PIF • Nonrenewals, cessation of new business, and no planned takeouts will accelerate shrinkage of this exposure • Pending American Coastal merger will……. • increase scale, reduce earnings volatility, improve returns, provide additional resiliency, and open up new growth opportunities

MARCH 2017 INVESTOR PRESENTATION OUR STRATEGY IS INTACT

4 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Company Evolution Merger with American Coastal creates a leading specialty cat underwriter in both personal and commercial property Added 3 new Directors with extensive insurance experience Rollout of additional property products in existing states Continue diversification of exposure by peril and geography Phase 4 (2017-Forward) Reconstituted original Board of Directors and revamped Executive Team Public offering of common stock & became listed on NASDAQ Diversified outside FL into 11 new states Strong organic growth complemented by two strategic acquisitions Phase 3 (2012-2016) Became a public company Legislative and regulatory changes temporarily slow growth and profitability Avoided Sinkhole crisis through disciplined underwriting Phase 2 (2008-2011) Begin operations in Florida with $5.5m of capital Maintained profitability every year despite 8 hurricanes in 2004-05 Phase 1 (1999-2007) VISION: To be the premier provider of property insurance in catastrophe-exposed areas

5 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” UPC Has a Huge Market Opportunity Relative U.S. Hurricane Risk¹ ¹ Source: AIR Worldwide ² Source: Karen Clark & Company Export capabilities to all cat-exposed areas Exposed Property Values ($ billion) ² Coastal Peak State All TIV TIV Coastal TIV 1 New York 7,838 5,610 2,484 2 Florida 4,673 3,657 688 3 Texas 5,963 1,588 1,187 4 Massachusetts 2,365 1,278 318 5 New Jersey 3,100 1,216 319 6 Connecticut 1,261 786 359 7 Louisiana 1,103 397 126 8 Virginia 2,019 312 104 9 South Carolina 998 276 103 10 Maine 398 239 105 11 North Carolina 2,092 180 57 12 Rhode Island 352 156 60 13 Alabama 1,100 144 98 14 Georgia 2,472 109 65 15 New Hampshire 406 109 109 16 Delaware 268 89 54 17 Mississippi 569 76 43 18 Maryland 1,551 22 22 Total 38,528 16,244 6,301 FL is only 12%-23% of the market

6 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” UPC is Achieving Growth and Geographic Diversification Policies in-force at 12/31/2016 Policies in-force at 12/31/2015 Total PIF: 347,015 Total PIF: 451,155 Y/Y PIF growth +30%

7 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Property Exposure is Well Balanced Total Insured Value 12/31/2016 Total Insured Value 12/31/2015 TIV = $159.6B TIV = $214.1B 49% 22% 15% 14% FL Northeast Southeast Gulf 37% 29% 15% 19% FL Northeast Southeast Gulf

8 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Quality Growth Continues to Exceed Expectations Consistent, controlled and well managed growth over time… $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 2012 2013 2014 2015 2016 Gross Premiums Earned - All States CAGR = 31.0%

9 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” UPC’s Four Proven Pathways for Growth Organic Underwriting Carrier Partnerships Policy/Portfolio Assumption Mergers & Acquisitions 12,000 Appointed Independent Agencies & MGA’s Nationally. Highest PIF of any producer Largest producer of new business UPC has executed two accretive acquisitions and the pending American Coastal merger holds great promise Completed 1st ever assumption from TWIA in Q4-16 UPC is building significant value for shareholders through multi- faceted distribution

MARCH 2017 INVESTOR PRESENTATION BUSINESS OUTSIDE FLORIDA IS GROWING AND PROFITABLE

11 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Growth Outside Florida Has Been HUGE… $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2012 2013 2014 2015 2016 Gross Premiums Earned - Excluding FL CAGR = 77.5%

12 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” …….. And Profitable……. Numbers in thousands ($000) FL Gulf NE SE Total Total Revenue $ 218,023 $ 116,389 $ 94,787 $ 58,018 $ 487,217 Total Expense $ 233,571 $ 95,129 $ 81,677 $ 69,837 $ 480,214 Income (loss) before tax $ (15,547) $ 21,260 $ 13,110 $ (11,819) $ 7,003 Hurricane Matthew $ (13,002) $ - $ - $ (16,998) $ (30,000) EBIT X-Matthew (2,545) 21,260 13,110 5,179 37,003 UPC Had Underlying Profitability in Every Zone Outside of Florida

13 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” ….. And Sticky Strong Retention Supports UPC’s First Mover Advantage 2014 2015 2016 Retained At Renewal 90% 92% 92% Retained Through Full Policy Term 81% 84% 85% 74% 76% 78% 80% 82% 84% 86% 88% 90% 92% 94% 2014 2015 2016 Retention Rates Retained At Renewal Retained Through Full Policy Term

MARCH 2017 INVESTOR PRESENTATION AOB EXPOSURE IS CONFINED, SMALL, AND SHRINKING

15 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Perspective on Assignment of Benefits • AOB is an industry problem impacting all property insurers in Florida • It is predominantly contained to water losses in Broward and Miami-Dade counties (BMD) • UPC had ~24,000 policies in BMD at 12/31/16 which is ~5% of total policies in-force. • UPC has stopped writing new business with very limited exceptions in BMD, and is nonrenewing policies in accordance with regulatory guidelines • The Company has also adopted policy language changes that are expected to curb loss costs AOB is largely confined to a small area of Florida that is a negligible part of our overall risk portfolio

16 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” “Big 3” Operational Initiatives to Combat AOB and Improve Overall Results • Organizational redesign focused on reducing independent adjuster utilization in favor of dedicated and highly trained UPC associates. • Reducing the cycle time of the average claim through better scoping, estimating and performance management • Increased service level standards and vendor management 1. Claims Adjusting Capabilities • Rate increase filed in Texas and will be filed in Florida Q1; other states to come in Q2 • Coverage and rule changes designed to improve underwriting results 2. Product Hygiene • Focus on reduced claims cycle time and reserving to the ultimate expected loss faster • Improved file handling means fewer reopens 3. Control Development

MARCH 2017 INVESTOR PRESENTATION FINANCIAL PERSPECTIVE

18 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” 2016 Financial Highlights 36.2% Revenue Growth 2.4% ROAE 89.0% Underlying Combined Ratio ¹ Results for the year ended December 31, 2016: ¹ “Underlying” results exclude losses incurred from catastrophes and prior year reserve development Remained profitable despite $55.8 million of net catastrophe losses 2017 Goal: Earn >10% ROAE even with same level of CAT losses

19 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” How Have We Done Over the Long-term? – Part 1 Year Ended Key Metrics 12/31/2013 12/31/2014 12/31/2015 12/31/2016 Gross premium earned ($000) $ 316,708 $ 400,695 $ 504,215 $ 666,829 Net income ($000) $ 20,342 $ 41,013 $ 27,358 $ 5,698 EPS $ 1.26 $ 2.05 $ 1.28 $ 0.26 Combined ratio 87.7% 81.4% 94.0% 104.9% ROAE 20.8% 27.2% 12.4% 2.4% Net retained cat losses ($000) $ 5,666 $ 829 $ 28,565 $ 55,842 Net income ex-cat ($000) $ 23,690 $ 41,541 $ 46,027 $ 40,849 EPS ex-cat $ 1.46 $ 2.05 $ 2.14 $ 1.89 Underlying combined ratio ¹ 83.8% 82.6% 86.2% 89.0% ROAE ex-cat 23.6% 22.3% 20.6% 17.4% ¹ Excludes catastrophe losses and prior year reserve development Underlying results represent the true earnings power of UPC Insurance over the long-term Property CAT is inherently volatile

20 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Underwriting Profits Drive Returns Core Results Driving Returns 20.8% 27.2% 2.4% ROAE 2013 2014 2016 $28.6m & $55.8M of CAT loss in 2015 & 2016 -80,000 -60,000 -40,000 -20,000 0 20,000 40,000 60,000 80,000 2013 2014 2015 2016 Underwriting Gain Investment Income CAT Losses Reserve Development 12.4% 2015 5-Year (2012-2016) Average ~13%

21 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Investments Avoid Asset Risk • Designed to preserve capital, maximize after-tax investment income & liquidity while minimizing asset & interest rate risk • As of December 31, 2016, 99.7% of the Company’s fixed maturity portfolio was rated investment grade – Average duration: 3.7 years – Composite rating: A – Average coupon: 3.05% All data as of December 31, 2016 Securities Portfolio Value ($mm) % of total Cash and Investments Fixed Maturities $494.5 72.8% Cash & Cash Equivalents 150.7 22.2% Equity Securities 28.4 4.2% Other Long-Term Investments 5.7 0.8% Total cash and investments $679.3 100% 22.4% 24.9% 25.4% 4.3% 0.8% 22.2% Government & Agency Municipal Bonds Corporate Bonds Common & Preferred Equity Other long-term investments Cash & cash equivalents - 10,000,000 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 70,000,000 80,000,000 90,000,000 100,000,000 FY'17 FY'18 FY'19 FY'20 Agencies Corporates CMOs Int Govt. Municipals US. Govt. Pfd. Stock Fixed Income Maturities Asset Allocation

22 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Expense Ratio History • Net Expense Ratio still declining excluding non-recurring items in 2015 and 2016. • Quota-share reinsurance will impact comparability in 2017 since ceding commission income is classified as “Other Revenue”, not a reduction to PAC on a GAAP basis. 37.2% 32.3% 30.2% 25.6% 24.8% 26.0% 25.7% 5.9% 5.7% 7.1% 4.7% 4.4% 4.6% 4.5% 11.2% 10.7% 9.6% 7.4% 7.6% 8.9% 9.4% 54.4% 48.6% 46.9% 37.7% 36.8% 39.5% 39.6% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 2010 2011 2012 2013 2014 2015 2016 Net Expense Ratio Net PAC Ratio Net Operating Ratio Net Admin Ratio Net Expense Ratio

23 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” How Have We Done Over the Long-term? – Part 2 Consistent Dividend & Book Value Growth Strong Performance Relative to Indices $- $0.05 $0.10 $0.15 $0.20 $0.25 FY13 FY14 FY15 FY16 Common Stock Dividends Paid $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 FY12 FY13 FY14 FY15 FY16 Book Value Per Share 2012 2013 2014 2015 2016 UIHC $198.68 $469.44 $737.16 $581.00 $514.06 Russell 2000 $108.38 $148.49 $153.73 $144.95 $173.18 NASDAQ Insr Index (KIX) $117.01 $150.69 $163.56 $174.12 $207.78 S&P Insr EFT (KIE) $106.07 $154.18 $165.93 $175.78 $213.36 $- $100.00 $200.00 $300.00 $400.00 $500.00 $600.00 $700.00 $800.00 Cumulative Value of $100 Investment from 1/1/12 to 12/31/16

MARCH 2017 INVESTOR PRESENTATION PENDING MERGER WITH AMERICAN COASTAL PROMISES HUGE BENEFITS

25 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Merger Partner Brings Long Track Record of Strong Underwriting Results American Coastal is the largest writer of commercial residential insurance in Florida •Attractive commercial property platform for expansion and diversification •Superior underwriting and proven track record  5-year average combined ratio of 63%  5-year average ROE of 21%  5-year cumulative net earnings of $190mm •Highest market share of private players in Florida Commercial Residential with 30% •Long standing service to the Florida market and 15+ years since inception of AmRisc •Exclusively short-tail property business with MINIMAL AOB EXPOSURE. •Sophisticated multi-model underwriting approach •Data capture is best in the industry •100% Voluntary / No takeout business •Strong relationship / growth opportunity with BB&T (AmRisc/CRC/BB&T/McGriff)

26 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” New Vice-Chairman of the Board Dan Peed Background • Currently serves as CEO of American Coastal and President and CEO of AmRisc, LLC • Mr. Peed has over 30 years of experience in the insurance industry  Includes both insurance and reinsurance underwriting focused on commercial property risk • Mr. Peed previously was a Senior Vice President at Sorema N.A. Reinsurance Company from 1991 – 2000 • He started his career as a Loss Prevention Consultant at Factory Mutual Insurance Company (FM Global) from 1985 - 1991 • Mr. Peed received his MBA with insurance focus from University of North Texas and a B.S. in Petroleum Engineering from Texas A&M University AmRisc Overview • AmRisc is a specialty windstorm MGA that has produced and underwritten over $7 billion of direct written premium at a cumulative combined ratio of approximately 55% since its founding in 2000 • These results include all the hurricane activity of 2004, 2005, 2008, and 2011 • AmRisc underwrites commercial property risks, including commercial property construction, catastrophe property, commercial flood, residential flood, tech property, and county habitational property risks • The company was founded by Mr. Peed and others in 2000 and is based in Houston, Texas

27 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Transaction Benefits •Diminished volatility of earnings •Increased access to capital •Rating agency benefits Positive effects of increased size, scale, stability and market presence •Reduction in aggregate PML •Expected annual cost savings •Larger volume means greater market impact Reinsurance optimization and expense reduction •Minimal integration risk given ACIC’s infrastructure and limited overlap of resources •Disciplined, risk-management oriented operating environments Strategic, Operational & Cultural Fit •Ability to increase participation in AmRisc E&S book over time •Sale of admitted commercial policies through UPC agency network outside of Florida •Opportunity to increase business with other parts of BB&T Insurance Growth Opportunities •Personal lines and Commercial lines •Admitted and E&S •Independent retail agents, aggregators, wholesale brokers and carrier partnerships Diversification 1 2 3 4 5 Combined entity creates a leading specialty insurance underwriter of catastrophe exposed property in the U.S.

28 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Pro Forma Results with AmCo With AmCo, UIHC would have achieved its goal in 2016 and expects to in 2017 UIHC UIHC UIHC+AmCo UIHC+AmCo as reported pro forma ¹ pro forma ¹ pro forma ² 2016 2016 2016 2017 Total Revenue $ 487.2 $ 487.2 $ 661.9 $ 742.5 NonCAT Loss & LAE $ 242.5 $ 242.5 $ 266.2 $ 269.4 CAT Loss & LAE $ 55.8 $ 45.0 $ 45.0 $ 80.0 Total Loss & LAE Incurred $ 298.3 $ 287.5 $ 311.2 $ 349.4 Operating Expenses $ 181.9 $ 181.9 $ 260.1 $ 271.5 Total Expenses $ 480.2 $ 469.4 $ 571.3 $ 620.9 Earnings before tax $ 7.0 $ 17.8 $ 90.6 $ 121.6 Income Tax Expense $ 1.3 $ 6.2 $ 31.7 $ 42.6 Net Income $ 5.7 $ 11.6 $ 58.9 $ 79.0 ROAE 2.4% 4.8% 12.3% 16.5% ¹ Actual CAT losses adjusted to just include 1 full Hurricane ($30m) and Aggregate retention ($15m) ² Pro forma CAT losses in UIHC’s proxy adjusted to just include 1 full Hurricane ($50m) and Aggregate retention ($30m)

29 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” AmCo Financial Summary ¹ Preliminary unaudited results Consolidated GAAP ($000) 2016 2015 Revenue UIHC AmCo ¹ UIHC AmCo Gross Earned $ 666,829 $ 281,041 $ 504,215 $ 313,298 Ceded Earned (209,898) (110,596) (168,257) (137,887) Net Earned 456,931 170,445 335,958 175,411 Investment Income 10,679 4,333 9,212 2,867 Realized gain(loss) 547 14 827 4 Other revenue 18,960 — 11,572 — Total Revenue 487,117 174,792 357,569 178,282 Expenses Loss & LAE - NonCAT 242,511 23,739 154,543 33,370 Loss & LAE - CAT 55,842 26,000 28,565 — Policy Acquisition 117,658 67,195 87,401 75,618 Operating & Admin 63,480 11,046 45,168 9,419 Interest Expense 723 — 326 — Total Expense 480,214 127,980 316,003 118,407 Earnings before tax 6,903 46,812 41,566 59,875 Other Inc (Exp) 100 — 294 — Income Tax 1,305 16,444 14,502 23,399 Net Income 5,698 30,368 27,358 36,476 Combined Ratio (CR) 104.9% 75.1% 94.0% 67.5% Underlying CR 89.0% 60.1% 86.2% 67.5% Net Income X-CAT $ 40,850 $ 47,235 $ 45,776 $ 36,476 UPC + AmCo = Stability of UIHC Earnings

MARCH 2017 INVESTOR PRESENTATION CONCLUSION

31 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Conclusion • Our strategy is intact • Execution of organic growth and geographic diversification has exceeded plans • Business outside Florida is growing and profitable • Over 60% of exposure and 85% of new business is outside Florida • All non-Florida regions were solidly profitable in 2016 • AOB exposure is confined, small, and shrinking • Miami/Dade and Broward counties represent only ~5% of the Company’s total PIF • Nonrenewals, cessation of new business, and no planned takeouts will accelerate shrinkage of this exposure • Pending American Coastal merger will….. • increase scale, reduce volatility, improve returns, provide additional resiliency, and open up new growth opportunities

32 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Safe Harbor – At a Glance Statements in this presentation that are not historical facts are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “or “continue” or the other negative variations thereof or comparable terminology are intended to identify forward-looking statements. The forward-looking statements in this presentation include statements regarding the Company’s or management’s plans, objectives, goals, strategies, expectations, estimates, beliefs or projections, or any other statements concerning future performance or events. The risks and uncertainties that could cause our actual results to differ from those expressed or implied herein include, without limitation, the success of the Company’s marketing initiatives, inflation and other changes in economic conditions (including changes in interest rates and financial markets); the impact of new regulations adopted which affect the property and casualty insurance market; the costs of reinsurance and the collectability of reinsurance, assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; or ability to obtain regulatory approval for requested rate changes, and the timing thereof; legislative and regulatory developments; the outcome of litigation pending against us, including the terms of any settlements; risks related to the nature of our business; dependence on investment income and the composition of our investment portfolio; the adequacy of our liability for loss and loss adjustment expense; insurance agents; claims experience; ratings by industry services; catastrophe losses; reliance on key personnel; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail); changes in loss trends; acts of war and terrorist activities; court decisions and trends in litigation, and health care; and other matters described from time to time by us in our filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results may therefore, appear to be volatile in certain accounting periods. The Company undertakes no obligations to update, change or revise any forward-looking statement, whether as a result of new information, additional or subsequent developments or otherwise. CORPORATE OVERVIEW Exchange:Ticker NASDAQ : UIHC Industry Property/Casualty Insurance Business Personal & Commercial Property Insurance in AL, CT, DE, FL, GA, HI, LA, MA, MD, MS, NC, NH, NJ, NY, RI, SC, TX & VA HQ St. Petersburg, FL Employees 160 Policies in Force 451,771 (at 12/31/16) Total Assets $994M (at 12/31/2016) Dividend $0.06 (at 2/22/2017)

33 MARCH 2017 INVESTOR PRESENTATION “Moving Forward” Definitions of Non-GAAP Measures We believe that investors’ understanding of UPC Insurance’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Combined ratio excluding the effects of current year catastrophe losses, prior year development from lines in run-off and prior year development (underlying combined ratio) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of current year catastrophe losses on the combined ratio, and prior year development on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our business that may be obscured by current year catastrophe losses, losses from lines in run-off and prior year development. Current year catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year development from lines in run-off is caused by unexpected development from our commercial auto product that is no longer offered by the Company. Prior year development is unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. The most direct comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall profitability of our business.